Investment In Operating Leases, Net	12 Months Ended
Dec. 31, 2011
Leases, Operating [Abstract]
Investment in Operating Leases, Net
10.    Investment in Operating Leases, Net
Investments in operating leases were as follows.

December 31, ($ in millions)	2011	2010
Vehicles and other equipment, after impairment	$11,160	$13,571
Accumulated depreciation	(1,885)	(4,443)
Investment in operating leases, net	$9,275	$9,128
Depreciation expense on operating lease assets includes remarketing gains and losses recognized on the sale of operating lease assets. The following summarizes the components of depreciation expense on operating lease assets.

Year ended December 31, ($ in millions)	2011	2010	2009
Depreciation expense on operating lease assets (excluding remarketing gains)	$1,433	$2,626	$4,049
Remarketing gains	(395)	(723)	(530)
Depreciation expense on operating lease assets	$1,038	$1,903	$3,519
The following table presents the future lease nonresidual rental payments due from customers for equipment on operating leases.

Year ended December 31, ($ in millions)
2012	$1,850
2013	1,501
2014	675
2015	35
2016 and after	—
Total	$4,061
Our investment in operating lease assets represents the net book value of our leased assets based on the expected residual value upon remarketing the vehicle at the end of the lease. Our automotive manufacturing partners may elect to sponsor incentive programs which may take the form of rate or residual support. Rate incentive programs support financing rates below the standard market rates at which we purchases leases. Residual incentive programs support contractual residual values in excess of our standard values. Over the past several years, our automotive partners have primarily supported leasing products through rate support programs.
In addition to rate and residual support programs, for leases originated prior to 2009, GM also participates in a risk-sharing arrangement whereby GM shares equally in residual losses to the extent that remarketing proceeds are below our standard residual rates (limited to a floor). In connection with the sale of 51% ownership interest in Ally, GM settled its estimated liabilities with respect to residual support and risk sharing on a portion of our operating lease portfolio. With respect to residual support and risk-sharing agreements with GM, as of December 31, 2011, the maximum amount that could be paid under these arrangements was $36 million and $150 million respectively. Embedded in our residual value projections are estimates of projected recoveries from GM relative to residual support and risk-sharing agreements. No adjustment to these estimates has been made for the collectability of the projected recoveries from GM. At December 31, 2011, expected residual values included estimates of payments from GM of $81 million related to residual support and risk-sharing agreements. To the extent GM is not able to fully honor its obligations relative to these agreements, our depreciation expense and remarketing performance would be negatively impacted.